SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 22, 1997
                                                        (October 21, 1997)

                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


                 0-10592                        14-1630287
           (Commission File Number) (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.           Other Events

      On October 21, 1997, TrustCo Bank Corp NY ("TrustCo") issued two press releases with year to date and third quarter results for the period ending September 30, 1997. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).


Item 7.           Exhibits


   Reg S-K Exhibit No.                Description





   99(a) Highlights Press Release of October 21, 1997, for the period ending September 30, 1997, regarding year to date and third quarter results.

   99(b) Press Release of October 21, 1997, for the period ending September 30, 1997, regarding year to date and third quarter results.









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










                                                          SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







Dated: October 21, 1997

                                        TrustCo Bank Corp NY
                                        (Registrant)


                                        By: /s/ Robert T. Cushing
                                            ----------------------
                                            Robert T. Cushing
                                            Vice President and
                                            Chief Financial Officer



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




                                                        Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.      Description                              Page
------------------       -----------------------------           ------





  99(a)                   Highlights Press Release of October         5
                          21, 1997, for the period ending September
                          30, 1997, regarding year to date and
                          third quarter results.

  99(b)                   Press Release of October 21, 1997, for      6
                          the  period  ending   September  30,
                          1997,  regarding  year to  date  and
                          third quarter results.



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



                                                         Exhibit 99(a)
TRUSTCO
Bank Corp NY                                             News Release
-----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                NASDAQ -- TRST

Contact:          William F. Terry
                           Senior Vice President and Secretary
                           (518) 381-3611

Schenectady, New York -- October 21, 1997


FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)

                                         9/97                            9/96
Three Months Ended
         September 30:
         Net Income             $       8,483                           7,467

Average Equivalent
  Shares Outstanding               21,370,000                      21,025,000

         Net Income per Share   $        0.40                            0.36
                                         ====                            ====

Nine Months Ended
         September 30:
         Net Income             $      23,929                          21,065

Average Equivalent
  Shares Outstanding               21,250,000                      20,968,000

         Net Income per Share   $        1.13                            1.00
                                          ===                             ===

Period End:
Total Assets                        2,344,499                       2,246,934
Total Nonperforming Loans              10,514                          11,357
Total Nonperforming Assets             20,587                          17,941
Allowance for Loan Losses              52,684                          50,909
Allowance as a Percentage
  of Total Loans                         4.12%                           4.16%



Share and per share data is presented excluding the effect of the 15% stock split declared August 1996.


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


                                                     Exhibit 99(b)

TRUSTCO
Bank Corp NY                                         News Release
---------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank                            NASDAQ -- TRST

Contact:          William F. Terry
                           Senior Vice President and Secretary
                           (518) 381-3611

For Immediate Release:


                                                TRUSTCO ANNOUNCES
                                    THIRD QUARTER AND YEAR-TO-DATE 1997 RESULTS

Schenectady, New York -- October 21, 1997

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) announced that the year to date results through the third quarter of 1997 continue to reflect strong performance with respect to taxable equivalent net interest income, net income , operating efficiencies and loan quality. " We are extremely pleased with the results for the third quarter and for the entire year to date 1997. These results are in line with our projections for 1997, and position us well for continued growth into 1998." Making the announcement was Robert A. McCormick, President and Chief Executive Officer.

Record third quarter net income of $8.5 million for 1997 was 14% greater than the $7.5 million recorded in the comparable period in 1996. Earnings per share reached $0.40 for the third quarter of 1997, an increase of 11% over the prior year. The per share amounts have not been adjusted to reflect the impact of the 15% stock split which is effective for shareholders of record on October 24, 1997. Consistent with the increase for the third quarter, the year to date results for 1997 are net income of $23.9 million and earnings per share of $1.13. The nine month results for 1997 reflect an increase of 14% in net income and 13% in earnings per share compared to 1996.

Commenting on the results, Mr. McCormick noted, "At TrustCo we measure our success by fulfilling our shareholders' expectations. Return on shareholders' equity is the most significant measure of how effective we are at investing the funds that our shareholders have given to us. To date in 1997, we have realized a return on equity of 20.2%, which puts us right on target for a 20% return on equity for the full year of 1997. We are pleased with our results during 1997 and look forward to increasing return on equity to 21% for 1998."

For the third quarter of 1997, TrustCo's efficiency ratio was 40.1%, as compared to 39.2% in 1996. Commenting on TrustCo's efficiency ratio Mr. McCormick stated, " We continually strive for new and innovative ways to deliver superior quality services to our customers at the lowest cost possible. TrustCo has received national recognition as one of the nation's most efficiently operated banking franchises. By operating TrustCo at an efficiency ratio of 40% compared to the industry average efficiency ratio of 60%, TrustCo has reduced operating cost by $20 million annually. Those savings add to the bottom line, and, because of our dividend policy, that added income becomes additional dividends paid to our shareholders." Through September 30, TrustCo's dividend payout ratio for 1997 was 70% compared to 69% in 1996.

Another long standing attribute benefiting shareholders is the consistently high quality of assets at TrustCo. Nonperforming loans ended the third quarter at $10.5 million, down from the year end balance of $14.0 million and the second quarter 1997 balance of $12.2 million. The Company has a coverage ratio of the allowance for loan losses to nonperforming loans of 5.0 times coverage as of September 30, 1997. "We utilize a proactive and anticipatory style with respect to problems in our loan portfolio. We identify potential problem loans quickly and take steps to insure that the Bank is protected. I think this style has served us well. As a result our nonperforming loans are only 0.82% of our total loan portfolio," said McCormick.

Also during the third quarter of 1997, TrustCo opened its 51st branch, located in Wynantskill, Rensselaer County. During 1997, TrustCo opened three new branches and continues to fulfill the stated goal of expanding the franchise value of the Company through the branch expansion program. Mr. McCormick noted, "We are delighted with the response we have received in these communities. Our products and services are being well received, and we are exceeding the growth goals we established for these branches prior to opening. I think this is a clear indication that the communities in the upstate New York region have a strong desire to have a physical branch presence in their communities, and not to be serviced long distance by remote banking operations. We plan to continue our expansion program, and I look forward to future announcements of our new branch sites."

TrustCo Bank Corp NY is a $2.3 billion bank holding company which serves the financial needs of customers through its banking subsidiary, Trustco Bank, National Association. Trustco Bank operates 51 bank offices, in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren and Washington
Counties. In addition, Trustco Bank operates a full service Trust Department with $1.06 billion of assets under management.


TRUSTCO BANK CORP NY                                                                                                     Page 1
SCHENECTADY, NY

FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)
                                                                  Three Months Ended
                                               09/30/97                06/30/97                 09/30/96
Summary of operations
   Net interest income (TE)                     $22,451                  22,246                   21,479
   Provision for loan losses                      1,345                   1,185                      943
   Net loss from securities transactions            (19)                   (295)                  (1,291)
   Noninterest income                             4,345                   4,104                    3,700
   Noninterest expense                           11,111                  11,587                   10,248
   Net income                                     8,483                   7,853                    7,467

Per common share (1)
   Net income                                      0.40                    0.37                     0.36
   Cash dividends                                  0.28                    0.28                     0.24
   Book value at period end                        8.61                    8.28                     7.74
   Market price at period end                     27.25                   21.38                    20.65

At period end
   Full time equivalent employees                   459                     452                      437
   Full service banking offices                      51                      50                       48

Performance ratios
   Return on average assets                        1.45%                   1.38                     1.32
   Return on average equity (2)                   21.05                   19.92                    19.60
   Efficiency (3)                                 40.11                   40.79                    39.23
   Net interest spread (TE)                        3.58                    3.63                     3.55
   Net interest margin (TE)                        4.05                    4.07                     3.98
   Dividend payout ratio                          66.04                   71.48                    65.25

Capital ratios at period end (4)
   Total equity to assets                          6.99                    7.01                     6.91
   Tier 1 risk adjusted capital                   13.52                   13.37                    12.96
   Total risk adjusted capital                    14.81                   14.66                    14.25

Asset quality analysis at period end
   Nonperforming loans to total loans              0.82                    0.98                     0.93
   Nonperforming assets to total assets            0.88                    0.91                     0.80
   Allowance for loan losses to total loans        4.12                    4.16                     4.16
   Coverage ratio (5)                              5.0X                    4.3X                     4.5X

(1)  All share and per share information is prior to the effect of the 15% stock split declared August, 1997.
(2)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(3)  Calculated as noninterest expense (excluding ORE expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding ORE income and net securities transactions).
(4)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(5)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.



FINANCIAL HIGHLIGHTS, Continued                                                                                             Page 2


                                                                    Nine Months Ended
                                                            09/30/97                09/30/96
Summary of operations
   Net interest income (TE)                                  $66,469                  65,416
   Provision for loan losses                                   3,740                   4,907
   Net gain/(loss) from securities transactions                 (809)                 (4,342)
   Noninterest income                                         12,480                  10,903
   Noninterest expense                                        33,902                  31,369
   Net income                                                 23,929                  21,065

Per common share (1)
   Net income                                                   1.13                    1.00
   Cash dividends                                               0.83                    0.72
   Book value at period end                                     8.61                    7.74
   Market price at period end                                  27.25                   20.65

Performance ratios
   Return on average assets                                     1.40%                   1.27
   Return on average equity (2)                                20.19                   18.86
   Efficiency (3)                                              40.35                   39.55
   Net interest spread (TE)                                     3.60                    3.66
   Net interest margin (TE)                                     4.04                    4.08
   Dividend payout ratio                                       70.31                   69.30



CONSOLIDATED BALANCE SHEETS                                                                                    Page 3
(dollars in thousands)


                                               09/30/97                12/31/96                 09/30/96


ASSETS

  Loans, net                                 $1,226,138               1,190,321                1,173,922
  Securities available for sale                 665,285                 618,670                  547,787
  Federal funds sold                            316,000                 310,000                  388,000
                                            -----------------------------------------------------------------------------

     Total earning assets                     2,207,423               2,118,991                2,109,709

  Cash and due from banks                        40,807                  45,779                   42,385
  Bank premises and equipment                    22,564                  23,098                   23,621
  Other assets                                   73,705                  73,912                   71,219
                                            -----------------------------------------------------------------------------

     Total assets                            $2,344,499               2,261,780                2,246,934

LIABILITIES
  Deposits:
     Demand                                    $128,710                 123,553                  128,338
     Interest-bearing checking                  230,722                 236,264                  228,919
     Savings                                    654,586                 661,915                  669,863
     Money Market                                58,016                  61,131                   61,724
     Certificates of deposit > $100 thou        107,857                  89,793                   84,388
     Other time deposits                        819,357                 780,490                  758,497
                                            -----------------------------------------------------------------------------

       Total deposits                         1,999,248               1,953,146                1,931,729

  Short-term borrowings                         129,198                 111,662                  124,961
  Other liabilities                              40,691                  34,572                   32,592
                                            -----------------------------------------------------------------------------

     Total liabilities                        2,169,137               2,099,380                2,089,282

SHAREHOLDERS' EQUITY                            175,362                 162,400                  157,652
                                            -----------------------------------------------------------------------------

     Total liabilities and
       shareholders' equity                  $2,344,499               2,261,780                2,246,934

Number of common shares
  outstanding, in thousands                      20,370                  20,388                   20,380



CONSOLIDATED STATEMENTS OF INCOME                                                                                         Page 4
(dollars in thousands, except per share data

                                                                           Three Months Ended
                                                       09/30/97                06/30/97                 09/30/96

Interest income
     Loans                                              $27,541                  27,088                   26,642
     Investments                                         11,745                  11,520                    9,050
     Federal funds sold                                   4,360                   4,255                    5,898
                                                     ----------------------------------------------------------------------------

          Total interest income                          43,646                  42,863                   41,590

Interest expense
     Deposits                                            20,605                  20,004                   19,379
     Borrowings                                           1,429                   1,373                    1,406
                                                     -----------------------------------------------------------------------------

          Total interest expense                         22,034                  21,377                   20,785
                                                     -----------------------------------------------------------------------------

          Net interest income                            21,612                  21,486                   20,805

Provision for loan losses                                 1,345                   1,185                      943
                                                     -----------------------------------------------------------------------------

          Net interest income after
            provision for loan losses                    20,267                  20,301                   19,862

Net loss from securities transactions                       (19)                   (295)                  (1,291)
Noninterest income                                        4,345                   4,104                    3,700
Noninterest expense                                      11,111                  11,587                   10,248
                                                     -----------------------------------------------------------------------------

Income before income taxes                               13,482                  12,523                   12,023
Income tax expense                                        4,999                   4,670                    4,556
                                                     -----------------------------------------------------------------------------

Net income                                               $8,483                   7,853                    7,467


Net income per share                                      $0.40                    0.37                     0.36
Avg equivalent shares outstanding, in thousands          21,370                  21,120                   21,025




CONSOLIDATED STATEMENTS OF INCOME                                                                                        Page 5
(dollars in thousands, except per share data)

                                                                           Nine Months Ended
                                                                      09/30/97                09/30/96

Interest income
     Loans                                                             $81,441                  80,315
     Investments                                                        34,026                  31,694
     Federal funds sold                                                 12,937                  12,911
                                                      -----------------------------------------------------

          Total interest income                                        128,404                 124,920

Interest expense
     Deposits                                                           60,180                  58,216
     Borrowings                                                          4,119                   3,236
                                                      -----------------------------------------------------

          Total interest expense                                        64,299                  61,452
                                                      -----------------------------------------------------

          Net interest income                                           64,105                  63,468

Provision for loan losses                                                3,740                   4,907
                                                      -----------------------------------------------------

          Net interest income after
            provision for loan losses                                   60,365                  58,561

Net loss from securities transactions                                     (809)                 (4,342)
Noninterest income                                                      12,480                  10,903
Noninterest expense                                                     33,902                  31,369
                                                      -----------------------------------------------------

Income before income taxes                                              38,134                  33,753
Income tax expense                                                      14,205                  12,688
                                                      -----------------------------------------------------

Net income                                                             $23,929                  21,065


Net income per share                                                     $1.13                    1.00
Avg equivalent shares outstanding,
    in thousands                                                        21,250                  20,968


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



CONSOLIDATED AVERAGE BALANCE SHEETS                                                                                    Page 6
(in thousands)

                                                              Three Months Ended
                                               09/30/97                06/30/97                 09/30/96

Total assets                                 $2,323,543               2,282,009                2,245,249
Shareholders' equity                            169,841                 162,838                  153,273
Total loans                                   1,266,379               1,245,189                1,222,591
Interest earning assets                       2,227,967               2,184,025                2,162,913
Interest-bearing liabilities                  1,991,880               1,966,357                1,944,910



                                                      Nine Months Ended
                                               09/30/97                09/30/96

Total assets                                 $2,289,099               2,214,289
Shareholders' equity                            164,969                 154,355
Total loans                                   1,250,880               1,225,715
Interest earning assets                       2,191,401               2,134,147
Interest-bearing liabilities                  1,970,246               1,920,738



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